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                                                                      EXHIBIT 17



                                                     VOTE BY TELEPHONE
                                             Have your proxy card available when
                                             you call the Toll-Free number
                                             1-800-xxx-xxxx using a touch-tone
                                             telephone. You will be prompted to
                                             enter your Control Number. Please
                                             follow the simple prompts that will
                                             be presented to you to record your
                                             vote.


                                                     VOTE BY INTERNET
                                             Have your proxy card available when
                                             you access the website
                                             http://www.aimfunds.com. You will
                                             be prompted to enter your Control
                                             Number. Please follow the simple
                                             prompts that will be presented to
                                             you to record your vote.


                                                      VOTE BY MAIL
                                             Please mark, sign and date your
                                             proxy card and return it in the
                                             postage-paid envelope provided or
                                             return it to: Proxy Tabulator, P.O.
                                             Box xxxx, Hingham, MA 02043-xxxx.

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----------------------------   -------------------------------  ----------------------------
     VOTE BY TELEPHONE                VOTE BY INTERNET                VOTE BY MAIL
   Call TOLL-FREE using a          Access the WEBSITE and           Return your proxy
     Touch-Tone phone:                Cast your vote:              in the POSTAGE-PAID
       1-800-XXX-XXXX             http://www.aimfunds.com           envelope provided
----------------------------   -------------------------------  ----------------------------
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                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

               =================================================================
               YOUR CONTROL NUMBER IS:
               =================================================================

                      PROXY MUST BE SIGNED AND DATED BELOW.
          oPLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.o


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EVERY SHAREHOLDER'S VOTE IS IMPORTANT!    PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!
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PROXY CARD         PROXY SOLICITED BY THE BOARD OF TRUSTEES OF        PROXY CARD

                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

                      (A PORTFOLIO OF AIM TAX-EXEMPT FUNDS)

      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature (if held jointly)

                                    --------------------------------------------
                                    Dated



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        o  PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]


                                                       FOR    AGAINST   ABSTAIN

1.       To approve an Agreement and Plan of           [ ]      [ ]        [ ]
         Reorganization that provides for the
         combination of AIM Tax-Exempt Bond Fund of
         Connecticut, a portfolio of AIM Tax-Exempt
         Funds, with AIM Municipal Bond Fund, a
         portfolio of AIM Investment Securities
         Funds.

2.       IN THE DISCRETION OF SUCH PROXIES, UPON SUCH
         OTHER BUSINESS AS MAY PROPERLY COME BEFORE
         THE MEETING OR ANY ADJOURNMENT THEREOF.